Other financial Liabilities	12 Months Ended
Dec. 31, 2022
Disclosure of financial liabilities [abstract]
Other financial liabilities

19.  Other financial liabilities

Other financial liabilities comprise the following at December 31:

	2022			2021
	Non-			Non-
	Current	Current	Total	Current	Current	Total
	US$'000	US$'000	US$'000	US$'000	US$'000	US$'000
Financial loans from government agencies	38,279	60,382	98,661	4,549	62,464	67,013
Total	38,279	60,382	98,661	4,549	62,464	67,013

Financial loans from government agencies

On September 8, 2016, FerroAtlántica, S.A.U (“FAU”), as borrower, and the Spanish Ministry of Industry, Tourism and Commerce (the “Ministry”), as lender, entered into a loan agreement under which the Ministry made available to the borrower a loan in aggregate principal amount of €44,999 thousand and €26,909 thousand in connection with industrial development projects relating silicon purification project. FAU transferred the loan to OPCO before its sale. The loan is contractually due to be repaid in seven installments over a 10-year period with the first three years as a grace period. Interest on outstanding amounts under the loan accrues at an annual rate of 3.55%. Default interests are calculated at an annual rate of 3.75%. As of December 31, 2022, the amortized cost of the loan was €54,989 thousand (equivalent to $58,651 thousand) (2021: €54,578 thousand and $61,815 thousand). In November 2018, FAU agreed to transfer to OpCo certain assets which had been acquired with the proceeds of the REINDUS Loan and used exclusively by OpCo in connection with the joint venture inconsideration of OPCO assuming liability for the REINDUS Loan. Reindus loan fair value as of December 31, 2022 and 2021, based on discounted cash flows at a market interest rate (Level 2), amounts to $48,066 thousand and $44,200 thousand respectively.

The agreement governing the loan contain the following limitations on the use of the proceeds of the outstanding loan: (1) the investment of the proceeds must occur between January 1, 2016 and February 24, 2019; (2) the allocation of the proceeds must adhere to certain approved budget categories; (3) if the final investment cost is lower than the budgeted amount, the borrower must reimburse the Ministry proportionally; and (4) the borrower must comply with certain statutory restrictions regarding related party transactions and the procurement of goods and services. On May 24, 2019, a report on uses of the loan was presented to the Ministry. On January 26, 2021, the Company received a decision from the Administration under which it was agreed to extend the grace period and the term of loan, and it will be completed by 2030.

In January 25, 2022, the Ministry opened a procedure to decide about the potential reimbursement of the loan. The company presented its allegations on February 15, 2022. Based on those allegations, in January 19, 2023, a new resolution was signed by the Ministry terminating the total reimbursement procedure initiated in January 2022. Once that procedure was definitively closed, the company decided to proceed with the foreseen partial early repayment of €16.3 million in February 10, 2023.

In March 3, 2022, Grupo FerroAtlántica and Grupo FerroAtlántica de Servicios (together the “Beneficiaries”) and the Sociedad Estatal de Participaciones Industriales (“SEPI”), a Spanish state-owned industrial holding company affiliated with the Ministry of Finance and Administration, entered into a loan agreement of €34.5 million. This loan is part of the SEPI fund intended to provide assistance to non-financial companies operating in strategically important sectors within Spain in the wake of the COVID-19 pandemic.

The €34.5M was funded using a dual-tranche loan, with €17.25M maturing in February 2025 and €17.25M maturing in June 2025. €16.9M of the loan carries a fixed interest rate of 2% per annum, and interest on the remaining €17.6M is calculated as IBOR plus a spread of 2.5% in the first year, 3.5% in the second and third years and 5.0% in the fourth year, plus an additional 1.0% payable if the result before taxes of the Beneficiaries is positive. The loans are secured by corporate joint guarantees from Ferroglobe, Ferroglobe Holding Company and Ferroglobe Finance Company and certain share pledges, bank account pledges, intercompany receivables pledges, inventory pledges and security over certain real property, and other assets from Grupo FerroAtlántica and certain of its subsidiaries. These loans are granted at rates that are considered to be below-market rates. The company has calculated the fair value of the loans liability, based on discounted cash flows at a market interest rate (Level 2), resulting in €30,693 thousand ($34,149 thousand) as of the grant date. The difference between the fair value and the proceeds received, amounting to €3,807 thousand $(4,236 thousand), was recorded as a government grant. As of December 31, 2022, the amortized cost of the SEPI loans was $34,675 thousand.

SEPI loan fair value as of December 31, 2022 based on discounted cash flows at a market interest rate (Level 2), amounts to $48,066 thousand.

Until the loans have been fully repaid, the Beneficiaries are subject to several restrictions, including the following prohibited payments: (1) payment of dividends; (2) payment of management fee; (3) repayment of intra-group loans; (4) payment of intercompany net commercial balances as of June 30, 2021 (denominated “legacy”), with the exception of $20M of those balances. (Intercompany commercial balances generated after Jun-21 are permitted); and (5) payment of interest on intercompany loans corresponding to the years 2021 and 2022.

If GFAT fails to make the payments to which it is obliged, FASEE shall have the option (but never the obligation) to convert all or part of the Participating Loan into share capital of GFAT.

The loan contains a change of control clause stating that it will be considered change of control and therefore will suppose an early repayment event of the loan: with respect to GFAT, (a) if Ferroglobe Plc ceases to hold, directly or indirectly, an interest of at least 51% of the voting share capital or, (b) if Grupo Villar Mir, S.A.U. ceases to hold a stake of at least 35% of the voting share capital of Ferroglobe Plc, or loses the rights to which it is entitled as holder of such stake or more by virtue of the shareholders' agreement of Ferroglobe Plc or (c) if GFAT ceases to be the holder, directly or indirectly, of hundred percent (100%) shareholding in Grupo FerroAtlántica de Servicios.

Finally, the loan contains a cross-default clause meaning that (A) If any of GFAT or GFAT de Servicios: (a) defaults on any payment obligation arising from Indebtedness contracted with any other entity for amounts exceeding, during a fiscal year, €2,500,000; or (b) defaults on due and payable payment obligations of a commercial (non-financial) nature assumed with third parties for an individual or cumulative amount exceeding €2,500,000  unless such defaults are below the average of the customary commercial defaults that the Beneficiaries or Guarantors have had between fiscal years 2016 to 2019 or (B) If any creditor that has granted Indebtedness to GFAT or GFAT de Servicios for an amount equal to or greater than €5,000,000 , is entitled to declare it liquid, due and payable before its ordinary maturity date upon a default of its obligations by GFAT or GFAT de Servicios.

The remaining non-current and current balances are related to loans granted mainly by Canadian and Spanish government agencies.